                         [CALDWELL & ORKIN LETTERHEAD]

                          ANNUAL REPORT TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDER:                                           JUNE 15, 2001

The Caldwell & Orkin Market Opportunity Fund (the "Fund") rose 3.35% in the 6-month period ended April 30, 2001. For the full fiscal year (the 12-month period ended April 30, 2001), the Fund gained 11.43%. And, since its commencement of active management on August 24, 1992 through April 30, 2001, the Fund generated a 16.41% average annual return, an achievement made without a heavy reliance on the upward movement of the stock market, as evidenced by the Fund's low market risk profile (see pages 5, 6 and 7). Of course, past performance is no guarantee of future results.

We are pleased to report that the Fund garnered "A" rankings from The Wall Street Journal for its 1-, 3-, 5- and 10-year performance through April 30, 2001*. Those rankings put the Fund in the top 20% of all mutual funds in the Multipurpose group (stock & bond blend) tracked by the Journal for the respective reporting periods.

Since August 24, 1992 when we began to actively manage the Fund (prior to that it was a passively-managed index fund), the Fund's price movements have experienced virtually no correlation (less than 1%) to the price movements of the S&P 500 with Income index, indicating that the Fund's performance is not attributable to the performance of the index. The Fund's beta (a measure of volatility) is -0.04. An S&P 500 index fund has a 100% correlation with the market and a beta of 1.00. In essence, the Fund has been generating its performance under its own power, and not by riding the market's wave (statistical computations by Ned Davis Research, Inc.).

The Market Opportunity Fund's investment objective is to provide long-term capital growth with a short-term focus on capital preservation through asset allocation and investment selection. When a stock is purchased, two principal types of risk are assumed, market risk and stock risk. Market risk is the risk that the broad market declines, taking good companies down with it. Stock risk is the risk that a stock underperforms due to company-specific reasons.

The Fund uses active asset allocation - the opportunistic shifting of assets between long stock positions, short stock positions (selling borrowed stock and then attempting to purchase it at a lower price), high quality bonds and cash equivalents - to manage exposure to market risk. Short positions are taken with the intent of making money when stock prices fall. A disciplined investment selection process, with a heavy emphasis on fundamental research and technical analysis, is used to manage stock risk.

The Fund's market exposure can range from 100% net long to 60% net short. Historically, the asset allocation has not approached those extremes, and it is unlikely that we would be postured either fully net long or fully net short. The Equity Investment Position chart on page 7 provides a graphical representation of the Fund's historical asset allocation. One of the risks of a long/short (or hedged) investment approach is that the Fund may lag a rising stock market since short positions generally decline in value as the market rises. In summary, our goal is to make money over a full market cycle, but with less stomach churn.

SIX MONTHS IN REVIEW

The U.S. economy continued slowing in the final months of 2000, thanks to global central bank tightenings, rapidly rising energy costs, a sharp decline in technology capital spending and overleveraged consumers and corporations. During the fourth quarter, the Gross Domestic Product (GDP) grew at an annualized rate of only 1.0%, significantly slower than the blazing 7.3% rate witnessed a year earlier in Q4 1999, and the slowest quarterly growth rate in 5 1/2 years.

The Caldwell & Orkin Market Opportunity Fund opened the current review period on November 1, 2000 with a relatively neutral posture in recognition that the bearishness of a slowing economy might be challenged by the bullishness historically witnessed in the culmination of a presidential election derby. The Fund was about 76% invested and 7% net long. Our largest long concentrations were in energy (7.42%), insurance companies (5.61%) and hospitals (5.12%) - industries that we judge to be better able to maintain pricing power in a slowdown. On the short side of the portfolio, our primary investment themes included internet-related stocks (9.59%) and lenders catering to the marginal borrower (7.80%).

Technology stocks took a beating during the fourth quarter as tech-related capital spending essentially ground to a halt. The pain was most pronounced within the internet sector, as corporate cash ran dry, both venture capitalists and banks closed their doors to future dot.com financing, the Initial Public Offering (IPO) market fizzled and investors began demanding earnings instead of eyeballs. In November, the technology-heavy NASDAQ Composite Index plunged -22.90%. The Fund's short portfolio worked, rising 19.97%. The longs also held up well in November, rising 0.08% in a generally down month for the market (the S&P 500 declined -7.92%). By month-end, the portfolio was 1.6% net short, with an increased allocation to U.S. Treasuries (7.8%).

As the year 2000 drew to a close, many central banks around the world changed their monetary policies from tightening to easing in an effort to combat a global economic slowdown. The U.S. Federal Reserve did not ease at its regularly-scheduled December meeting, but did signal an easing bias. We expected a market rally. By year-end the portfolio was 11.9% net long, though with a defensive bent in long security selection. Short internet stocks represented only 3.4% of the Fund's year-end portfolio.

The Fed spiked the post-New Year's Eve punchbowl, lowering the federal funds rate by 0.50% at an unscheduled January 3, 2001 meeting. With a green light from the Fed, speculative issues soared and defensive stocks actually fell. While our asset allocation was on target (we were net long), our defensively-postured security selection missed the mark. By January 19, the Fund had lost -8.06% from its December 31, 2000 close. We repositioned a portion of the portfolio, selling several defensive positions and broadening the Fund's sector diversification. The Fund came back somewhat in late January, closing the month down -7.17%. A victim of the speculative frenzy, the Fund's shorts fell -19.33% during the month. By month-end, however, short stocks represented only 16.5% of the Fund's assets, and the Fund was positioned 26.6% net long.

U.S. consumer confidence fell in February (for the fifth straight month), layoff notices proliferated and the drag on the economy from the lackluster technology sector became more pronounced. During February and March, the market moved down, erasing some of January's gains. We took the opportunity to realign our longs and add more shorts while raising the Fund's cash position. By the end of March the Fund was -12.9% net short. The NASDAQ fell -33.63% during February and

March, and the S&P declined -14.88%. The Fund's defensively-postured longs also retreated, although much less than the market (down -8.58%). The Fund's shorts, however, rose 38.85%, allowing the Fund's portfolio to post a 5.21% gain for those two months.

The nation's economy grew at an anemic annualized rate of 1.3% in Q1 2001, which when combined with the deteriorating market gave the Fed more ammunition to continue its assault on interest rates. In addition to the surprise January 3 easing, the Fed also lowered its target for the federal funds rate by 0.50% at its January 31 and March 20 scheduled meetings, and again at an April 18 unscheduled meeting. The April move put the fed funds rate at 4.5%, or 33% lower than the 6.0% rate effective on January 1, 2001, and gave the market another shot of adrenaline. The NASDAQ advanced 15.00% in April, and the S&P rose 7.79%. Although we pared back shorts and added longs during the month, our short exposure hindered performance, and the Fund lost -4.36% in April. The Fund closed the current review period postured 29.8% long, 23.3% short, 3.0% in U.S. Treasury bonds and 43.9% in cash equivalents, effectively 6.5% net long. Please note the Schedule of Investments on page 8 detailing the Fund's holding and industry data.

OUTLOOK

Our conservative posturing has been in response to the generally conflicting market forces of a global economic slowdown, high energy costs, an expensive stock market (see chart on page 4), a tech meltdown and overleveraged consumers and corporations (bearish variables) and global central bank easings and a rapidly accelerating money supply (bullish variables). Monetary policy governs economic liquidity, which is a causal factor in the movement of stock prices. Perhaps as important as liquidity's impact on the markets now is the perception to consumers that the Fed's actions will reinvigorate the flagging economy. Consumer spending (the economy's engine) remains surprisingly resilient, despite increasing unemployment, waning consumer confidence, record debt levels and a negative savings rate. American consumers grip steadfastly to the belief that better times are just ahead, and thus maintain their high-spending habits.

Given the Fed's policy-induced monetary stimulus, a new fiscal stimulus (the $1.3 trillion tax cut), a rising market and other factors, ISI Group, Inc. has lifted its real GDP forecasts for Q2 2001 from 0% to 0.5% and Q3 from 0% to 1%. While these forecasts appear to indicate that the economy will skirt a recession, they may in fact signify the eye of the storm. Silicon Valley in aggregate has warned that Q2 tech revenues will fall -30% to -40%, and ISI estimates Q3 S&P 500 operating earnings will decline -15.2% year-over-year. Importantly, both consumers and corporations are more highly leveraged now than they have been ever before going into an economic slowdown.

Thus, despite the best efforts of the Fed, there are still many excesses that need to be purged from the economy, and we believe more difficult times lie ahead for the market. Our outlook is therefore guarded, and we will remain defensive (yet flexibly so), until a catalyst emerges.

IN CONCLUSION

As the performance table on page 6 illustrates, the past six-month and 12-month periods have been rewarding for Caldwell & Orkin Market Opportunity Fund shareholders, especially in light of the market's performance. While we are certainly pleased with these short-term results, we take even greater pride in the Fund's long-term performance record, especially given the market-risk-sensitive nature of our investment style. Even so, we are often out of sync with the market, and while at times that can be frustrating, it's to be expected given our hedged investment approach. We make mistakes, but a cornerstone of our discipline is to correct mistakes quickly, lest they become bigger mistakes. We're not managing for the short-term, but rather for a full market cycle.

We believe that the stock market has entered into a longer-term bear market. But given the Fed's aggressiveness and a surging money supply, we have positioned the Fund net long. Even during bleak periods for stocks, markets can stage stunning rallies. During the Great Bear Market from 1929 to 1942 for instance, the Dow Jones Industrial Average sustained six rallies ranging from 28% to 127%. Yet, on April 28, 1942, the DJIA was still trading at 92.92, or 76% below its September 3, 1929 high of 381.17. With the Fed easing and interest rates declining, consumers are taking on even more debt. Our longer-term thesis has not changed. Consumers and the markets, we believe, have further to fall.

Every day brings new challenges and opportunities. We manage the Caldwell & Orkin Market Opportunity Fund's portfolio for risk as we perceive it, as well as return. On behalf of my team and myself, we appreciate your investment in the Fund, and we thank you for your continued support. As a final note, I would like to thank Robert H. Greenblatt for his dedicated service as a member of the Fund's Board of Directors. Rob relinquished his Board seat effective January 1, 2001. His talents and guidance will not be lost. Rob has joined Caldwell & Orkin, Inc. as President, and he now works as a part of the portfolio management team.

Sincerely,

Michael B. Orkin, CFA
Portfolio Manager and Chief Investment Officer

* As reported in the May 7, 2001 edition of The Wall Street Journal.


                                    [CHART]

                   Chart courtesy of Ned Davis Research, Inc.

                    CALDWELL & ORKIN MARKET OPPORTUNITY FUND
                 STATISTICAL RISK PROFILE 8/31/1992 - 4/30/2001

                       TEN WORST S&P 500 WITH INCOME DAYS

Date             C&O MOF           S&P 500          Variance
----             -------           -------          --------
10/27/97          -1.60%            -6.86%            5.26%
08/31/98           0.42             -6.77             7.19
04/14/00           1.81             -5.77             7.58
03/12/01           0.05             -4.31             4.36
01/04/00           0.27             -3.83             4.10
08/27/98          -0.19             -3.83             3.64
08/04/98           0.10             -3.62             3.72
04/03/01           1.19             -3.43             4.62
12/20/00           1.14             -3.12             4.26
03/08/96          -1.30             -3.07             1.77

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income on all ten of the ten worst days, and was positive on seven of the ten days.

                       TEN WORST S&P 500 WITH INCOME WEEKS

Week Ending      C&O MOF          S&P 500           Variance
-----------      -------          -------           --------
04/14/00           4.51%           -10.52%           15.03%
03/16/01           0.05             -6.69             6.74
10/15/99           2.86             -6.61             9.47
01/28/00           0.27             -5.61             5.88
09/04/98           0.33             -5.15             5.48
08/28/98           0.65             -4.98             5.63
01/09/98          -0.11             -4.83             4.72
07/23/99           0.01             -4.34             4.35
09/24/99          -0.83             -4.32             3.49
02/23/01           0.22             -4.25             4.47

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income on all ten of the ten worst weeks, and was positive eight of the ten weeks.

                      TEN WORST S&P 500 WITH INCOME MONTHS

Month                     C&O MOF          S&P 500             Variance
-----                     -------          -------             --------
August 1998                 3.12%          -14.46%              17.58%
February 2001               4.78            -9.13                13.91
November 2000               6.39            -7.91                14.30
March 2001                  0.40            -6.31                 6.71
August 1997                 4.00            -5.61                 9.61
September 2000              2.45            -5.26                 7.71
January 2000                0.11            -5.00                 5.11
July 1996                  -0.82            -4.40                 3.58
March 1994                 -4.10            -4.35                 0.25
March 1997                  4.50            -4.10                 8.60

The Caldwell & Orkin Market Opportunity Fund outperformed the S&P 500 with Income on all ten of the ten worst months, and was positive eight of the ten months.

                                      C&O MOF          S&P 500
                                      -------          -------
         Correlation Coefficient        0.58%           100.0%
         Beta                          -0.04              1.00
         Semi-Variance                  0.20              0.44
         Sharpe Ratio                   1.26              0.70

        PERFORMANCE DURING THE LAST THREE MARKET DOWNTURNS OF 10% OR MORE

                                                  C&O MOF            S&P 500
                                                  -------            -------
September 1, 2000 through April 4, 2001            16.63%            -26.99%
March 24, 2000 through April 14, 2000               5.91              -11.13
July 16, 1999 through October 15, 1999             -0.45              -11.78

                        Short selling began May 2, 1994.
              Past performance is no guarantee of future results.

                    Computations by Ned Davis Research, Inc.

                    CALDWELL & ORKIN MARKET OPPORTUNITY FUND
            TOTAL RETURN PERFORMANCE SUMMARY THROUGH APRIL 30, 2001

                                                C&O MARKET                                      S&P 500
                     FISCAL                     OPPORTUNITY                                   WITH INCOME
                   YEAR ENDED                       FUND                                        INDEX(2)
                   ----------                   -----------                                   -----------
                      1991                          1.25%                                         0.57%
                      1992(3)                      11.96%                                        14.07%
                      1993(*)                      15.09%                                         9.23%
                      1993(**)                     21.09%                                         9.28%
                      1994                         16.48%                                         5.30%
                      1995                         (2.28)%                                       17.40%
                      1996                         31.80%                                        30.18%
                      1997                         23.24%                                        25.11%
                      1998                         25.77%                                        41.02%
                      1999                         19.43%                                        21.80%
                      2000                         (0.02)%                                       10.09%
                      2001                         11.43%                                       (12.97)%
Six months ended 4/30/2001                          3.35%                                       (12.07)%
             Since 8/24/92(4)                     274.66%                                       262.08%

                              AVERAGE ANNUAL RETURN

                  One Year                         11.43%                                       (12.97)%
               Three Years                          9.99%                                         5.28%
                Five Years                         15.58%                                        15.54%
                 Ten Years                         14.83%                                        15.23%
             Since 8/24/92(4)                      16.41%                                        15.96%

                             NET ASSET ALLOCATION

                [CHART]                                 [CHART]

Common Stock Sold Short represents the market value, excluding margin requirements.

--------------

(1) Performance figures represent past performance and do not indicate future results. The investment return and principal value will fluctuate so that upon redemption you may receive more or less than your original investment.

(2) The S&P 500 with Income index ("S&P 500") is a widely recognized unmanaged index of U.S. Stocks. The S&P 500 figures do not reflect any fees or expenses, nor do they reflect the use of short positions. There is no unmanaged index currently available which reflects the use of both long and short positions. We cannot predict the Fund's future performance, but we expect that our investment strategy, which includes the use of short sales, will cause the Fund's performance to fluctuate independently from the S&P 500. While the portfolio is hedged, our strategy may prevent the Fund from participating in market advances, yet it may offer the Fund downside protection during market declines.

(3) Total return for the fiscal year ended April 30, 1992 has been restated to 11.96% from the previously reported 11.86% due to mathematical rounding.

(4) Effective August 24, 1992, the Caldwell & Orkin Market Opportunity Fund changed its investment objective to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. Prior to that time, the Fund was passively managed and indexed to the largest 100 over-the-counter (OTC) stocks.

(*)      For the full fiscal year ending April 30, 1993.

(**) From August 24, 1992 through April 30, 1993 - the portion of the year using the Caldwell & Orkin's active style of investment management. The total return for the Caldwell & Orkin Market Opportunity Fund for this period has been restated to 21.09% from the previously reported 19.16% to accurately reflect the inception NAV when active management of the Fund began.

   CALDWELL & ORKIN MARKET OPPORTUNITY FUND VERSUS S&P 500 WITH INCOME INDEX
           Since Commencement of Active Style of Investment Management
                  Results of a Hypothetical $10,000 Investment
                     August 24, 1992 through April 30, 2001

                                    [CHART]

              Past performance is no guarantee of future results.
            The returns do not reflect the deduction of taxes that a
               shareholder would pay on Fund distributions or the
                           redemption of Fund shares.


                Caldwell & Orkin Market Opportunity Mutual Fund
                           Equity Investment Position

                                    [CHART]

                   Chart courtesy of Ned Davis Research, Inc.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2001

                                                                                       MARKET
                                                                    SHARES             VALUE
                                                                    -------          ----------
COMMON STOCK (LONG POSITIONS)                       29.79%
    AEROSPACE/DEFENSE                                1.22%
       Lockheed Martin Corp.                                         86,000          $3,023,760

    COMPUTER SOFTWARE - EDUC/ENTR                    0.75%
       Activision, Inc.*                                             45,100           1,229,426
       THQ, Inc.*                                                    16,300             620,867

    COMPUTER SOFTWARE - FINANCIAL                    1.35%
       Intuit, Inc.*                                                104,000           3,332,160

    COMPUTER - MANUFACTURERS                         1.12%
       Dell Computer Corp.*                                         105,000           2,760,450

    ELEC - MILITARY SYSTEMS                          1.01%
       L-3 Communications Hldgs.*                                    32,100           2,479,725

    ENERGY - OTHER                                   0.70%
       Arch Coal, Inc.                                               55,900           1,730,105

    FINANCE - INVESTMENT MGNT.                       2.40%
       Berkshire Hathaway, Inc. - B*                                  2,600           5,915,000

    HOUSEHOLD - AUDIO/VIDEO                          0.60%
       Sony Corp. - ADR                                              19,500           1,494,675

    INSURANCE - LIFE                                 1.18%
       Lincoln National Corp.                                        63,200           2,917,312

    JAPANESE STOCKS                                  0.14%
       Ishares MSCI Japan                                            29,800             334,356

    LEISURE - GAMING                                 0.73%
       International Game Technology*                                32,300           1,806,539

    MEDIA - CABLE TV                                 2.43%
       Charter Communications*                                      111,700           2,391,497
       Comcast Corp. - CL SPL*                                       82,300           3,613,793

    MEDICAL - ETHICAL DRUGS                          1.12%
       American Home Products                                        47,700           2,754,675

    METAL ORES - GOLD/SILVER                         0.92%
       Barrick Gold Corp.                                            57,100             938,724
       Newmont Mining Corp.                                          73,100           1,332,613

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

APRIL 30, 2001

                                                                                                   MARKET
                                                                             SHARES                 VALUE
                                                                            ---------          ------------
     OIL & GAS - DRILLING                                 0.59%
        Nabors Industries*                                                     24,500          $  1,460,690

     POLLUTION CONTROL - SERVICES                         2.17%
        Waste Management, Inc.                                                219,100             5,348,231

     RETAIL - SUPER/MINI MARKETS                          1.76%
        Pathmark Stores, Inc.*                                                228,000             4,332,000

     SHOES & RELATED APPAREL                              0.72%
        Wolverine World Wide                                                   99,300             1,767,540

     STEEL - PRODUCERS                                    1.00%
        USX-US Steel Group, Inc.                                              133,900             2,465,099

     TELECOMMUNICATIONS - SERVICES                        2.82%
        Cablevision Systems Corp.*                                            101,000             6,943,750

     TOBACCO                                              4.06%
        Philip Morris Cos., Inc.                                              171,100             8,573,821
        UST, Inc.                                                              47,600             1,432,760

     UTILITY - ELECTRIC POWER                             1.00%
        DPL, Inc.                                                              79,300             2,457,507
                                                                                               ------------
        TOTAL COMMON STOCKS (HELD LONG)                  29.79%
           (Cost $67,190,989)                                                                    73,457,075
                                                                                               ------------

     U.S. TREASURY BONDS                                  3.02%
        U.S. Treasury Bond, 5/15/16, 7.25%
           (Cost $7,330,748)                                                6,498,000             7,430,060
                                                                                               ------------
        TOTAL INVESTMENT IN SECURITIES
           (Cost $74,521,737)                            32.81%                                $ 80,887,135
        OTHER ASSETS LESS LIABILITIES                    67.19%                                 165,679,270
                                                        ------                                 ------------
        TOTAL NET ASSETS                                100.00%                                $246,566,405
                                                        ======                                 ============

*        Non-income producing security

- At April 30, 2001, the cost of securities for federal tax purposes was $ 74,626,922.

         Unrealized appreciation and depreciation of securities were as follows:
           Gross unrealized appreciation                                                       $  6,921,526
           Gross unrealized depreciation                                                           (661,313)
                                                                                               ------------
           Net unrealized appreciation                                                         $  6,260,213
                                                                                               ============

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

APRIL 30, 2001

                                                                                             MARKET
                                                                         SHARES               VALUE
                                                                         -------          ------------
COMMON STOCK (SHORT POSITIONS)                    (23.26)%
    BANKS - MONEY CENTER                           (1.25)%
       Bank of New York Co. Inc.                                         (32,100)         $ (1,611,420)
       J.P. Morgan Chase & Co.                                           (30,600)           (1,468,188)

    BANKS - SUPER REGIONAL                         (4.21)%
       Comerica, Inc.                                                    (43,000)           (2,211,490)
       Fleetboston Financial Corp.                                       (41,400)           (1,588,518)
       Suntrust Banks, Inc.                                              (28,900)           (1,835,150)
       U.S. Bancorp                                                      (69,300)           (1,467,774)
       Wachovia Corp.                                                    (27,400)           (1,665,920)
       Wells Fargo & Co.                                                 (34,600)           (1,625,162)

    BUILDING - RESIDENTIAL/COMMERCIAL              (0.40)%
       KB Home                                                           (32,300)             (976,106)

    COMMERCIAL SERVICES - MISC.                    (0.88)%
       Cintas Corp.                                                      (49,700)           (2,177,357)

    COMMERCIAL SERVICES - STAFFING                 (1.69)%
       Administaff, Inc.                                                 (49,000)           (1,181,390)
       Manpower, Inc.                                                    (31,000)           (1,002,850)
       Robert Half International, Inc.                                   (70,900)           (1,971,020)

    COMPUTER SOFTWARE - ENTERPRISE                 (0.23)%
       Oracle Corp.                                                      (35,400)             (572,064)

    COMPUTER - NETWORKING                          (0.90)%
       Brocade Communication System                                      (29,300)           (1,113,107)
       Cisco Systems, Inc.                                               (65,300)           (1,108,794)

    COMPUTER - SERVICES                            (0.45)%
       The Bisys Group, Inc.                                             (22,900)           (1,103,780)

    ELEC. - MEASURING INSTRUMENTS                  (0.63)%
       Waters Corp.                                                      (29,700)           (1,550,340)

    ELEC. - SEMICONDUCTOR MFG.                     (0.50)%
       Cree, Inc.                                                        (57,200)           (1,231,516)

    FIBER OPTIC NETWORKS                           (0.44)%
       Global Crossing, Ltd.                                             (85,900)           (1,076,327)

    FINANCE - SAVINGS & LOAN                       (1.35)%
       Greenpoint Financial Corp.                                        (39,600)           (1,457,280)
       Washington Mutual, Inc.                                           (37,400)           (1,867,382)

   The accompanying notes are an integral part of these financial statements.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

APRIL 30, 2001

                                                                                             MARKET
                                                                         SHARES               VALUE
                                                                        --------          ------------
    FINANCIAL SERVICES - MISC.                      (2.97)%
       Capital One Financial                                             (47,600)         $ (2,992,136)
       Providian Financial Corp.                                         (81,200)           (4,327,960)

    INTERNET - E COMMERCE                           (1.15)%
       Amazon.com Inc.                                                  (180,200)           (2,843,556)

    INTERNET - NETWORK SECURITY/SOLUTIONS           (0.35)%
       Sapient Corporation                                               (63,800)             (858,110)

    LEISURE - GAMING                                (0.97)%
       MGM Mirage                                                        (79,500)           (2,390,565)

    MEDICAL - BIOMED/GENETICS                       (0.77)%
       Immunex Corp.                                                    (124,700)           (1,902,922)

    MEDICAL - HEALTH MAINT. ORG.                    (0.82)%
       Pacificare Health Systems                                         (56,700)           (2,006,613)

    RETAIL - SUPER/MINI MARKETS                     (1.72)%
       Albertson's, Inc.                                                 (80,000)           (2,672,000)
       Safeway, Inc.                                                     (28,900)           (1,569,270)

    RETAIL/WHOLESALE OFFICE SUPPLIES                (0.46)%
       Staples, Inc.                                                     (70,200)           (1,142,154)

    TELECOMMUNICATIONS - EQUIP.                     (0.51)%
       Alcatel Alsthom-Spon ADR                                          (38,900)           (1,262,694)

    TELECOMMUNICATIONS - SERVICES                   (0.61)%
       Level 3 Communications                                           (106,000)           (1,508,380)
                                                                                          ------------
       TOTAL SECURITIES SOLD SHORT
          (Proceeds $59,836,470)                   (23.26)%                               $(57,339,295)
                                                                                          ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2001

ASSETS
    Investments, at value (cost $74,521,737)                                 $ 80,887,135
    Segregated cash with brokers and other financial institutions             126,325,756
    Deposits with brokers for securities sold short                           112,912,016
    Receivables:
       Investment securities sold                                               4,279,165
       Interest and dividends                                                   1,008,301
    Other                                                                          31,610
                                                                             ------------
          TOTAL ASSETS                                                        325,443,983
                                                                             ------------


LIABILITIES
    Securities sold short, not yet purchased (proceeds $59,836,470)          $ 57,339,295
    Payables
       Investment securities purchased                                         21,099,018
       Capital shares redeemed                                                     54,541
       Investment advisory fee                                                    172,918
    Accrued expenses                                                              211,806
                                                                             ------------
          TOTAL LIABILITIES                                                    78,877,578
                                                                             ------------
              TOTAL NET ASSETS                                               $246,566,405
                                                                             ============


NET ASSETS
    Undistributed net investment income                                      $ 10,399,432
    Accumulated net realized gain on investments                               10,648,071
    Net unrealized appreciation of investments                                  8,862,573
    Paid-in capital applicable to 11,822,612 shares outstanding;
       par value $0.10 per share; 30,000,000 shares authorized                216,656,329
                                                                             ------------
                                                                             $246,566,405
                                                                             ============


NET ASSET VALUE AND OFFERING/REDEMPTION PRICE PER SHARE                      $      20.86
                                                                             ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED APRIL 30, 2001

INVESTMENT INCOME
    Interest                                                                 $ 13,367,765
    Dividends                                                                     704,641
                                                                             ------------
          TOTAL INVESTMENT INCOME                                              14,072,406
                                                                             ------------

EXPENSES
    Investment advisory fees                                                    1,966,651
    Transfer agent fees                                                            68,279
    Professional fees                                                              70,000
    Dividend expense on securities sold short                                     821,433
    Directors' fees and expenses                                                   55,000
    Registration and filing fees                                                   38,243
    Custodian fees                                                                 22,803
    Legal fees                                                                     45,545
    Insurance                                                                      18,406
    Other                                                                         142,423
                                                                             ------------
          TOTAL EXPENSES                                                        3,248,783
                                                                             ------------
              NET INVESTMENT INCOME                                            10,823,623
                                                                             ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
    Net realized gain on investments                                           37,434,137
    Change in unrealized appreciation                                         (23,550,545)
                                                                             ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                                13,883,592
                                                                             ------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $ 24,707,215
                                                                             ============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED APRIL 30, 2001 AND 2000

                                                                     YEAR ENDED               YEAR ENDED
                                                                   APRIL 30, 2001           APRIL 30, 2000
                                                                   --------------           --------------
INCREASE (DECREASE) IN NET ASSETS
    OPERATIONS
       Net investment income                                       $   10,823,623           $   10,605,809
       Net realized gain (loss) from investments                       37,434,137              (37,032,384)
       Net change unrealized appreciation on investments              (23,550,545)              18,037,099
                                                                   --------------           --------------
          NET INCREASE (DECREASE) IN NET ASSETS
              RESULTING FROM OPERATIONS                                24,707,215               (8,389,476)
                                                                   --------------           --------------

    DISTRIBUTIONS TO SHAREHOLDERS
       Net investment income                                          (11,030,000)                (784,760)
       Net realized gains on investments                                       --              (19,326,589)
                                                                   --------------           --------------
          NET DISTRIBUTIONS TO SHAREHOLDERS                           (11,030,000)             (20,111,349)
                                                                   --------------           --------------

    CAPITAL SHARE TRANSACTIONS
       Net proceeds from sales of shares                               56,432,774               44,145,283
       Distributions reinvested in shares                              10,196,415               18,325,045
       Cost of shares redeemed                                        (48,928,932)            (215,816,216)
                                                                   --------------           --------------
          NET INCREASE (DECREASE) IN NET ASSETS RESULTING
              FROM CAPITAL SHARE TRANSACTIONS                          17,700,257             (153,345,888)
                                                                   --------------           --------------

                 INCREASE (DECREASE) IN NET ASSETS                     31,377,472             (181,846,713)

    NET ASSETS
       Beginning of year                                              215,188,933              397,035,646
                                                                   --------------           --------------
       END OF YEAR (INCLUDING UNDISTRIBUTED NET
          INVESTMENT INCOME OF $10,399,432 AND
          $12,742,377, RESPECTIVELY)                               $  246,566,405           $  215,188,933
                                                                   ==============           ==============

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

YEARS ENDED APRIL 30,

                                                    2001              2000              1999              1998             1997
                                                ------------      ------------      ------------      ------------      ----------
SELECTED PER SHARE DATA
    Net asset value, beginning of year          $      19.57      $      21.12      $      18.68      $      15.77      $    14.49
                                                ------------      ------------      ------------      ------------      ----------

    Income (loss) from investment operations
       Net investment income                             .89              1.06              0.53              0.25            0.22
       Net realized and unrealized gain
          (loss) on investments                         1.38             (1.17)             3.08              3.75            2.95
                                                ------------      ------------      ------------      ------------      ----------
          Total from investment operations              2.27             (0.11)             3.61              4.00            3.17
                                                ------------      ------------      ------------      ------------      ----------

    Less distributions
       From net investment income                      (0.98)            (0.06)            (0.42)            (0.21)          (0.24)
       From net realized gain on investments              --             (1.38)            (0.75)            (0.88)          (1.65)
                                                ------------      ------------      ------------      ------------      ----------
          Total distributions                          (0.98)            (1.44)            (1.17)            (1.09)          (1.89)
                                                ------------      ------------      ------------      ------------      ----------
    Net asset value, end of year                $      20.86      $      19.57      $      21.12      $      18.68      $    15.77
                                                ============      ============      ============      ============      ==========

TOTAL RETURN                                           11.43%            (0.02)%           19.43%            25.77%          23.24%

RATIOS AND SUPPLEMENTAL DATA:
    Net assets, end of year (in 000's)          $    246,566      $    215,189      $    397,036      $    157,823      $   60,632

RATIOS TO AVERAGE NET ASSETS:
    Expenses before dividends on
       securities sold short                            1.02%             0.92%             0.89%             1.17%           1.26%
    Expenses from dividends sold short                  0.34%             0.48%             0.49%             0.05%           0.08%
                                                ------------      ------------      ------------      ------------      ----------
    Total expenses                                      1.36%             1.40%             1.38%             1.22%           1.34%
    Net investment income                               4.52%             3.53%             3.21%             2.54%           2.01%
    Portfolio turnover                                   580%              392%              378%              200%            229%

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

NOTES TO FINANCIAL STATEMENTS

APRIL 30, 2001

The Caldwell & Orkin Market Opportunity Fund (the "FUND") is the only active investment portfolio of The Caldwell & Orkin Funds, Inc., an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's objectives are to provide long-term capital growth with a short-term focus on capital preservation through investment selection and asset allocation. The Fund seeks to outperform the stock market over the long-term, as measured by indices such as the S&P 500 with Income.

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

                  SECURITIES VALUATION

                  Securities are stated at the closing price on the date at which the net asset value is being determined. If the date of determination is not a trading date, the securities are valued as of the last trading date proceeding the date of determination. Short-term investments having a maturity of 60 days or less at the time of the purchase are stated at amortized cost, which approximates market value.

                  SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME

                  Securities transactions are accounted for on the trade date plus one day. Dividend income is recorded on the ex-dividend date and interest income is recorded as earned. Realized gains and losses from investment transactions are determined using the specific identification method.

                  CASH

                  The Fund maintains cash available for the settlement of securities transactions and capital shares reacquired. Available cash is invested daily in money market instruments.

                  INCOME TAXES

                  As a qualified investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its taxable income. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

                  CAPITAL ACCOUNTS

                  The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
                  Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.

                  USE OF ESTIMATES

                  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

APRIL 30, 2001

2.       AGREEMENTS WITH THE ADVISOR AND DISTRIBUTOR

         The Fund has entered into a management agreement with C&O Funds Advisor, Inc. (the "Advisor") pursuant to the which the Advisor provides space, facilities, equipment and personnel necessary to perform administrative and management services for the Fund. The management agreement provides that the Advisor is responsible for the actual management of the Fund's portfolio. For such services and expenses assumed by the Advisor, the Fund pays a monthly advisory fee at incremental annual rates as follows:

         ADVISORY FEE             AVERAGE DAILY NET ASSETS
         ------------             ------------------------
            .90%                  Up to $100 million
            .80%                  In excess of $100 million but not greater than $200 million
            .70%                  In excess of $200 million but not greater than $300 million
            .60%                  In excess of $300 million but not greater than $500 million
            .50%                  In excess of $500 million

         The Advisor has agreed to reimburse the Fund to the extent necessary to prevent the Fund's annual ordinary operating expenses (excluding taxes, brokerage commissions and extraordinary charges such as litigation costs) from exceeding 2.0% of the Fund's average daily net assets. No such reimbursement was required for the year ended April 30, 2001.

         The Fund has entered into a distribution agreement with IFS Fund Distributors, Inc. (the "Distributor") pursuant to which the Distributor provides broker/dealer services for the Fund. The Distributor is responsible for the sales and redemptions of the shares of the Fund. The Distributor does not charge the Fund for these services.

         C&O Funds Advisor, Inc. is a wholly-owned subsidiary of Caldwell & Orkin, Inc. IFS Fund Distributors, Inc. and Integrated Fund Services, Inc. (the Fund's transfer, redemption and dividend disbursing agent) are affiliates by reason of common ownership.

3.       INVESTMENT PORTFOLIO TRANSACTIONS

                  INVESTMENT PURCHASES AND SALES

                  For the year ended April 30, 2001, purchases and proceeds from sales of investments (excluding securities sold short and short-term investments) aggregated $519,202,226 and $521,121,393, respectively.

                  SHORT SALES AND SEGREGATED CASH

                  Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

                  The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

CALDWELL & ORKIN MARKET OPPORTUNITY FUND

APRIL 30, 2001

                  All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum requirements.

                  The Fund may also sell short "against the box", i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the security which it should short. If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

                  The Fund limits the value of its short positions (excluding short sales "against the box") to 60% of the Fund's total net assets. At April 30, 2001, the Fund had 23.26% of its total net assets in short positions.

                  For the year ended April 30, 2001, the cost of investments purchased to cover short sales and proceeds from investments sold short were $585,203,375 and $635,623,101, respectively.

4.       CAPITAL SHARE TRANSACTIONS

         Capital share transactions were as follows:

                                                                              2001                   2000
                                                                           ----------            -----------
                  Shares sold                                               2,682,995              2,208,212
                  Shares issued in connections with
                     reinvestment of distributions                            473,591              1,009,088
                  Shares reacquired                                        (2,332,624)           (11,021,188)
                                                                           ----------            -----------
                  Net increase (decrease) in shares outstanding               823,962             (7,803,888)
                                                                           ==========            ===========

5.       RELATED PARTY TRANSACTIONS

         As of April 30, 2001, Caldwell & Orkin, Inc. and Michael B. Orkin had ownership of the Fund of 0.15% and 1.45%, respectively.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
THE CALDWELL & ORKIN FUNDS, INC.


We have audited the accompanying statement of assets and liabilities of the Market Opportunity Fund of the Caldwell & Orkin Funds, Inc. (the "Fund"), including the schedules of investments and securities sold short, as of April 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of the Market Opportunity Fund of the Caldwell & Orkin Funds, Inc. as of April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended and the financial highlights for the periods presented in conformity with generally accepted accounting principles in the United States of America.





                                               TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
MAY 16, 2001

                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND


BOARD OF DIRECTORS                            TRANSFER, REDEMPTION & DIVIDEND
Michael B. Orkin, Chairman & President        DISBURSING AGENT
Frederick T. Blumer                           Integrated Fund Services, Inc.
David L. Eager                                221 East Fourth Street
Randall P. Martin                             Suite 300
Henry H. Porter, Jr.                          Cincinnati, OH  45202


INVESTMENT ADVISER                            INDEPENDENT ACCOUNTANTS
C&O Funds Advisor, Inc.                       Tait, Weller & Baker
Suite 150                                     Eight Penn Center Plaza
6200 The Corners Parkway                      Suite 800
Norcross, GA  30092                           Philadelphia, PA  19103-2108


DISTRIBUTOR                                   LEGAL COUNSEL
IFS Fund Distributors, Inc.                   Kilpatrick Stockton LLP
221 East Fourth Street                        1100 Peachtree Street
Suite 300                                     Suite 2800
Cincinnati, OH  45202                         Atlanta, GA  30309-4530


CUSTODIAN
Bank One Ohio Trust Company, N.A.
235 West Schrock Road
Westerville, OH  43081


                                FUND INFORMATION
         The Fund is generally closed to new investors. For information please call (678) 533-7850 or (800) 237-7073. For information about a specific Market Opportunity Fund account,
                           please call (800) 467-7903.


                                  FUND LISTINGS
 The Fund is listed in The Wall Street Journal, Investor's Business Daily, The
       New York Times and many local newspapers as C&OMKTOPP or CALDORKMO.
     The Fund's Quotation symbol is COAGX. It's CUSIP number is 128819307.


            These financial statements are submitted for the general information of the shareholders of The Caldwell & Orkin Market Opportunity Fund.
             They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.


                  THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND
                                    SUITE 150
                            6200 THE CORNERS PARKWAY
                               NORCROSS, GA 30092
                             E-MAIL: COFUNDS@AOL.COM